UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2018

Permianville Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-35333	45-6259461
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee
601 Travis Street
16th Floor
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 236-6555

Enduro Royalty Trust

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.                               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, on September 4, 2018, Permianville Royalty Trust, formerly known as Enduro Royalty Trust (the “Trust”), amended its Certificate of Trust by filing a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Certificate of Amendment provided for the change of the Trust’s name from “Enduro Royalty Trust” to “Permianville Royalty Trust” (the “Name Change”), which became effective on September 14, 2018.

In connection with the effectiveness of the Name Change, on September 14, 2018, The Bank of New York Mellon Trust Company, N.A., as trustee of the Trust (the “Trustee”), Wilmington Trust Company, as Delaware trustee of the Trust, and COERT Holdings 1 LLC, as successor in interest to Enduro Resource Partners LLC (“COERT”), entered into the Second Amendment to Amended and Restated Trust Agreement of the Trust (the “Amendment”) to reflect the Name Change and to update the address and notice provisions in the Amended and Restated Trust Agreement relating to the Trustee and COERT.  The Name Change does not affect the unitholders of the Trust, and there were no other changes to the Amended and Restated Trust Agreement in connection with the Name Change.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01.                               Other Events.

On September 14, 2018, in connection with the Name Change, the Trust announced, among other related changes, a change of the trading symbol for the trust units to “PVL” (from “NDRO”), which became effective at the open of the NYSE MKT on Friday, September 14, 2018.

On September 14, 2018, the Trust issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the Name Change, the ticker symbol change and other related changes.

ITEM 9.01.                               Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

3.1

Second Amendment to Amended and Restated Trust Agreement of Enduro Royalty Trust, dated September 14, 2018, among COERT Holdings 1 LLC, Wilmington Trust Company, as Delaware trustee, and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Permianville Royalty Trust Press Release dated September 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Permianville Royalty Trust

By: The Bank of New York Mellon Trust Company, N.A., as Trustee

Date: September 14, 2018	By:	/s/ Sarah Newell
Sarah Newell
Vice President